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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1 , 2003

                           FLAG TELECOM GROUP LIMITED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Bermuda                       000-29207                  N/A
        (State or Other           (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code              (441) 296-0909

                                       N/A
          (Former name or former address, if changed since last report)






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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(c)            Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press Release dated April 1,  2003 of the Company.


ITEM 9.        REGULATION FD DISCLOSURE.

                  On April 1, 2003, FLAG Telecom Group Limited (the "Company") issued a press release stating the Company expects to file its 10-K in May 2003 and described certain developments relating to the current business of the Company. The press release is furnished herewith and incorporated by reference herein.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLAG TELECOM GROUP LIMITED
                                  (Registrant)

Date:    April 1, 2003             /s/  KEES VAN OPHEM
                                  ---------------------------------------------
                                   Name:   Kees van Ophem
                                   Title:  General Counsel




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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press Release dated April 1, 2003 of the Company.